SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No. ___)

Filed by the Registrant  [   ]
Filed by a Party other than the Registrant  [ X ]

Check the appropriate box:

[X]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by
     Rule 14a-6(e)2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-12


                       EASTERN POINT ADVISORS FUNDS TRUST
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               (Name of Registrant as Specified In Its Charter)


                        Blazzard, Grodd & Hasenauer, P.C.
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   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.


[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1) Title of each class of securities to which transaction applies:

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     2) Aggregate number of securities to which transaction applies:

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     3)   Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (Set forth the amount on which the filing fee is calculated and state how it was determined):

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[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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     4) Date Filed:
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                       Eastern Point Advisors Funds Trust


August 31, 2005

Dear Shareholders:

The attached Proxy Statement seeks the vote of the shareholders of Eastern Point Advisors Funds Trust ("Trust") to approve a new investment advisory agreement between Dividend Growth Advisors, LLC and each of the Capital Appreciation Fund and the Rising Dividend Growth Fund ("Funds") of the Trust. Shareholders are also being asked to approve a multi-manager structure for each of the Funds of the Trust whereby, if approved by shareholders, the adviser would be able to enter into and materially amend sub-advisory agreements without shareholder approval.

The proxies are to be voted at a Special Meeting of Shareholders of the Trust to be held on October 18, 2005. Please review the attached Proxy Statement and provide us with your vote on these important issues.

Thank you for your continued support of Eastern Point Advisors Funds Trust. If you should have any questions regarding the proxy material, please call the Trust's toll-free number, (___) ___-____, and ask to speak with a representative, who will be happy to help you.

Sincerely,


C. Troy Shaver, Jr. President
Eastern Point Advisors Funds Trust



                       EASTERN POINT ADVISORS FUNDS TRUST
                            Capital Appreciation Fund
                           Rising Dividend Growth Fund

                    Notice of Special Meeting of Shareholders
                           To Be Held October 18, 2005

To the Shareholders:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the "Special Meeting") of Eastern Point Advisors Funds Trust ("Trust") will be held at the offices of Dividend Growth Advisors, LLC, the Trust's proposed new investment adviser, at 108 Traders Cross, Suite 105, Bluffton, SC 29910, on October 18, 2005, at 10:00 a.m., local time.

The Special Meeting is being held so that shareholders of the Trust may consider and vote on the following proposals, as fully described in the attached Proxy Statement.

1. To approve a new investment advisory agreement between Dividend Growth Advisors, LLC and the Trust on behalf of each Fund;

2.   To approve a multi-manager structure for each Fund of the Trust; and

3. To transact such other business as may properly come before the Special Meeting and any adjournments thereof.

The record date for determining shareholders entitled to notice of, and to vote at, the Special Meeting and at any adjournments thereof has been fixed at the close of business on August 12, 2005.

You are cordially invited to attend the Special Meeting. Whether or not you expect to attend, please complete, date and sign the enclosed Proxy card and mail it promptly in the enclosed envelope to assure representation of your shares (unless you are voting by telephone or through the Internet).


                              By Order of the Board of Trustees,



                              William Allin
                              Secretary

August 31, 2005
Bluffton, South Carolina


                                    IMPORTANT

SHAREHOLDERS CAN HELP THE BOARD OF TRUSTEES AVOID THE NECESSITY AND ADDITIONAL EXPENSE TO THE TRUST OF FURTHER SOLICITATIONS TO OBTAIN A QUORUM BY PROMPTLY RETURNING THE ENCLOSED PROXY OR VOTING BY TELEPHONE OR OVER THE INTERNET. THE ENCLOSED ADDRESSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES AND IS INTENDED FOR YOUR CONVENIENCE.


                                TABLE OF CONTENTS
                                                                            Page
Questions and Answers..........................................
Proposal 1: Approval of New Investment Advisory Agreement......
Proposal 2: Approval of Multi-Manager Structure................
Proposal 3: Other Business.....................................
Additional Information.........................................
Exhibits   Current Investment Advisory Agreement...............
           Form of Proposed New Investment Advisory Agreement..

QUESTIONS AND ANSWERS ABOUT THIS PROXY STATEMENT

We encourage  you to read the attached  Proxy  statement in full.  However,  the
following   questions  and  answers   represent  some  typical   questions  that
shareholders might have regarding this proxy.

Q: WHY AM I BEING SENT THIS PROXY?

A: You are receiving this proxy because you have the right to provide voting instructions on the important proposals concerning your investment in the Trust.

Q:  WHY AM I BEING  ASKED  TO  APPROVE  THE  PROPOSED  NEW  INVESTMENT  ADVISORY
AGREEMENT?

A: Eastern Point Advisors, Inc. has determined that it no longer desires to continue serving as the investment adviser to the Funds of the Trust. Dividend Growth Advisors, LLC, the current sub-adviser to the Rising Dividend Growth Fund of the Trust, has agreed to become the new investment adviser to each of the Funds of the Trust. The Board of Trustees of the Trust has approved Dividend Growth Advisors, LLC as the new investment adviser of each Fund and has approved the proposed New Investment Advisory Agreement between Dividend Growth Advisors, LLC and each of the Funds of the Trust.

Q: WHY AM I BEING ASKED TO APPROVE A MULTI-MANAGER ARRANGEMENT FOR THE FUNDS OF THE TRUST?

A: Under the terms of the proposed New Investment Advisory Agreement between Dividend Growth Advisors, LLC and the Trust, Dividend Growth Advisors, LLC is free to hire and fire sub-advisers for the Funds without obtaining shareholder approval. This advisory structure is referred to as a "multi-manager" arrangement. It cannot be implemented without the shareholder approval that is being sought herein. In addition, as described under Proposal 2 hereof, the Securities and Exchange Commission also would have to take certain actions before the multi-manager arrangement could be implemented. If the multi-manager arrangement is ever implemented, the shareholders will have less control over the Funds. However, such an arrangement will allow each Fund to operate more efficiently. The Board of Trustees believes that it is appropriate and in the best interests of each Fund's shareholders to provide Dividend Growth Advisors, LLC and the Board with maximum flexibility to recommend, supervise and evaluate sub-advisers without incurring the unnecessary delay or expense of obtaining shareholder approval.

Q: HOW DOES THE BOARD OF TRUSTEES RECOMMEND THAT I VOTE?

A: After careful consideration, the Board of Trustees unanimously recommends that you vote in favor of, or FOR, each proposal on the enclosed Proxy Card.

Q: WHO IS ELIGIBLE TO VOTE:

A: Shareholders of record at the close of business on August 12, 2005, are entitled to vote at the Special Meeting or any adjournment thereof. Each share or fractional share of record of a Fund is entitled to one vote or a fractional vote on each matter presented at the Special Meeting that pertains to that Fund.

Q: WHOM DO I CALL FOR MORE INFORMATION?

A: Please call the Trust at (___) ___-____ for additional information. You can provide voting instructions in one of four ways:

BY MAIL: Use the enclosed Proxy Card to record your vote for each proposal, then return the card in the postpaid envelope provided.

BY TELEPHONE: By calling (___) ___-____ and following the instructions.

BY  INTERNET:   By  going  to  the  website   www._____.com  and  following  the
instructions provided on the website.

IN PERSON: By attending the Special Meeting and providing voting instructions.

Q: WHAT WILL HAPPEN IF THERE ARE NOT ENOUGH VOTES TO APPROVE THE PROPOSALS?

A: Your voting instructions are important. If we do not receive your vote after several weeks, you may be contacted by officers of the Trust, its current adviser or current sub-adviser or by a proxy soliciting firm who will remind you to provide us with your voting instructions. If we don't receive sufficient votes to approve the proposals by the date of the Special Meeting, we may adjourn the Special Meeting to a later date so that we can continue to seek more votes.



                       EASTERN POINT ADVISORS FUNDS TRUST
                            Capital Appreciation Fund
                           Rising Dividend Growth Fund

                                 Proxy Statement
                         Special Meeting of Shareholders
                                October 18, 2005


This Proxy Statement is being furnished in connection with the solicitation of proxies (voting instructions) from shareholders of Eastern Point Advisors Funds Trust ("Trust") by and on behalf of the Board of Trustees of the Trust ("Board"). The Trust is a Delaware statutory trust. All Board members are referred to as "Trustees." The Trust is comprised of two separate series:
Capital Appreciation Fund and Rising Dividend Growth Fund (each a "Fund" and collectively the "Funds").

The proxies are intended for use at a Special Meeting of Shareholders of the Trust (the "Special Meeting") to be held at the offices of Dividend Growth Advisors, LLC, the proposed new investment adviser to the Trust, at 108 Traders Cross, Suite 105, Bluffton, SC 29910, on October 18, 2005, at 10:00 a.m., local time, or any adjournments thereof, for the purposes set forth in the accompanying Notice. These proxy materials were first mailed to shareholders on or about August 31, 2005.

The Trustees have fixed the close of business on August 12, 2005 as the record date ("Record Date") for the determination of the shareholders entitled to notice of and to vote at the meeting and any adjournments thereof. Shares entitled to be voted at the Special Meeting and at any adjournments thereof are those full and fractional shares owned by shareholders of record as of the Record Date. Shares of each Fund vote separately on Proposals 1 and 2, and any other business which may properly come before the Special Meeting that pertain only to a particular Fund.

Please indicate your voting instructions on the enclosed Proxy card, sign and date the card and return it in the envelope provided. If you wish to vote using the Internet or over the telephone, instructions about how to do so are contained in the materials that accompany this Proxy Statement. If your shares are held in the name of your broker, please contact your broker for instructions regarding how to vote your shares.

If your Proxy is properly signed, dated and returned in time to be voted at the Special Meeting, the shares represented by it will be voted as you have instructed. You may revoke your Proxy at any time before it is voted by: (1) delivering a written revocation to the Secretary of the Trust, (2) forwarding to the Trust a later-dated Proxy card that is received by the Trust at or prior to the Special Meeting, or (3) attending the Special Meeting and voting in person.

In the event a quorum is not present at the Special Meeting or in the event that a quorum is present but sufficient votes to approve a Proposal are not received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies provided they determine that such an adjournment and additional solicitation is reasonable and in the interest of shareholders.

Reports to Shareholders and Financial Statements. Each Fund's latest Semi-Annual Report to Shareholders, which includes financial statements for the period ended March 31, 2005 and each Fund's latest Annual Report to Shareholders, which includes audited financial statements for the fiscal year ended September 30, 2004, are available free of charge. To obtain a copy of one or both of these reports, please call the Trust toll-free at (888) 826-2520, or you may send a written request to the Trust at: Unified Fund Services, Inc., 431 N. Pennsylvania Street, Indianapolis, IN 46204, or you can access them on Eastern Point Advisors's website at www.easternpointadvisors.com.

Your vote is important no matter how many shares you own. If you have any questions concerning the Proxy Statement or the procedures to be followed to execute and deliver a Proxy, please contact the Trust at (___) ___-____. In order to avoid the additional expense of further solicitation, we ask your cooperation in returning your Proxy promptly.


                                 PROPOSAL NO. 1

          APPROVAL OF NEW INVESTMENT ADVISORY AGREEMENT BETWEEN THE TRUST
            ON BEHALF OF EACH FUND AND DIVIDEND GROWTH ADVISORS, LLC


Each Fund's shareholders, voting separately, are being asked to approve a new investment advisory agreement (the "New Investment Advisory Agreement") between the Trust on behalf of each Fund and Dividend Growth Advisors, LLC ("Dividend Growth Advisors" or "Adviser").

Current Investment Advisory Arrangements

Currently, Eastern Point Advisors, Inc. ("EPA") acts as the investment adviser for the Funds pursuant to an Investment Advisory Agreement between EPA and the Trust (the "Current Investment Advisory Agreement").

Currently, Dividend Growth Advisors acts as the sub-adviser to the Rising Dividend Growth Fund pursuant to a Sub-Advisory Agreement between the Trust, on behalf of the Rising Dividend Growth Fund, and Dividend Growth Advisors. Under the Sub-Advisory Agreement, Dividend Growth Advisors receives an annual sub-advisory fee equal to 0.25% of the average daily net assets of the Fund (0.35% of the average daily net assets of the Fund with respect to assets contributed to the Fund by Dividend Growth Advisors). EPA is obligated to pay Dividend Growth Advisors a minimum monthly fee of $6,250 which is for services performed for the Fund as well as for other accounts managed by the sub-adviser.

Congress  Asset  Management   Company   ("Congress  Asset")  currently  provides
consulting services to EPA with respect to the Capital Appreciation Fund. Congress Asset furnishes EPA with research and analysis with respect to the Capital Appreciation Fund's portfolio and the types of securities in which the Fund invests. Congress Asset also provides statistical information and reports to EPA. As compensation for its services, Congress Asset receives a fee from EPA equal, on an annual basis, to 0.40% of the average daily net assets of the Fund.

Management of EPA has determined that it no longer desires to continue serving as the investment adviser to the Funds of the Trust. EPA has entered into an agreement with Dividend Growth Advisors pursuant to which Dividend Growth Advisors will take over EPA's role as the investment adviser to the Funds of the Trust, subject to all necessary approvals.

Current Investment Advisory Agreement

The Current Investment Advisory Agreement between the Trust and EPA, dated September 23, 1999, was approved by the Trust's initial shareholders in October, 1999 with respect to the Capital Appreciation Fund and in March, 2004 with respect to the Rising Dividend Growth Fund. The Board of Trustees most recently renewed the Current Investment Advisory Agreement for both Funds at an in-person Board Meeting held on March 22, 2005.

The Current Investment Advisory Agreement provides that EPA is obligated to provide a continuous investment program for each Fund, including investment, research and management with respect to all securities and investments and cash equivalents in the Fund. The Current Investment Advisory Agreement further provides that EPA will provide the services under the Agreement in accordance with each Fund's investment objectives, policies and restrictions as stated in each Fund's most current Prospectus and Statement of Additional Information, including all amendments or supplements thereto, and in such resolutions of the Trustees, as may be adopted from time to time.

As full compensation for its services under the Current Investment Advisory Agreement, the Trust pays EPA a monthly fee at the annual rate of 1.50% of average daily net assets of the Capital Appreciation Fund and at .75% of average daily net assets of the Rising Dividend Growth Fund. EPA pays all expenses incurred by it in performing its services under the Current Investment Advisory Agreement. EPA is not liable for any expenses of the Trust.


Under the terms of the Current Investment Advisory Agreement, EPA is not liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with its performance under the Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of EPA in the performance of its duties or from reckless disregard by it of its obligations and duties under the Agreement.

This description is qualified in its entirety by reference to the Current Investment Advisory Agreement attached to this Proxy Statement as Exhibit A.

For the fiscal year ended September 30, 2004, each Fund paid EPA the following percentage of its average daily net assets as compensation for its services as investment adviser to each Fund.


Fund                              Advisory Fee Paid            Aggregate Amount of Advisory Fees
                                                                            Paid

Capital Appreciation              1.50%                          $125,632
Rising Dividend Growth             .75%                          $ 43,098



Approval of New Investment Advisory Agreement

As discussed below, the Trustees are proposing that shareholders of each Fund approve a New Investment Advisory Agreement between Dividend Growth Advisors and the Trust for their Fund. A description of the New Investment Advisory Agreement and the services to be provided by Dividend Growth Advisors is set forth below. This description is qualified in its entirety by reference to the form of the New Investment Advisory Agreement attached to this Proxy Statement as Exhibit B.

Information About Dividend Growth Advisors

Dividend Growth Advisors, 108 Traders Cross, Suite 105, Bluffton, SC 29910, a South Carolina limited liability company, is a registered investment adviser founded in 2003. In addition to acting as the current sub-adviser to the Rising Dividend Growth Fund, Dividend Growth Advisors also manages individual private accounts. As of July 31, 2005, Dividend Growth Advisors had approximately $162 million under management.

The following chart lists the principal executive officers and members of Dividend Growth Advisors and their principal occupations:



                                                    Position with Dividend Growth Advisors and
Name and Address*                                   Principal Occupation
----------------                                    --------------------
Charles Troy Shaver, Jr.**                          President, Chief Executive Officer and
                                                    Chief Compliance Officer

Thomas W. Cameron**                                 Managing Member, Chairman and Chief
                                                    Investment Officer

John Hausladen                                      Managing Director

Jane T. Cogswell                                    Managing Director


William Allin                                       Director of Fixed Income

Jere Estes**                                        Director of Research

Einar S. Trosdal III                                Managing Director


*The business address of each of the individuals shown is 108 Traders Cross, Suite 105, Bluffton, SC 29910.

**Owns more than 10% of the ownership interests of Dividend Growth Advisors, LLC.

Mr. Shaver is President, Chairman and Chief Compliance Officer of the Trust. Mr. Estes is the Treasurer and Principal Accounting Officer of the Trust. Mr. Allin is the Secretary of the Trust.

New Investment Advisory Agreement

Under the New Investment Advisory Agreement, the Adviser is obligated to provide a continuous investment program for each Fund, including investment, research and management with respect to all securities and investments and cash equivalents in the Funds. The New Investment Advisory Agreement further provides that the Adviser will provide the services under the Agreement in accordance with each Fund's investment objectives, policies and restrictions as stated in each Fund's most current Prospectus and Statement of Additional Information, including all amendments or supplements thereto, and in such resolutions of the Trustees, as may be adopted from time to time.

As full compensation for its services under the New Investment Advisory Agreement, the Trust will pay the Adviser a monthly fee at the annual rate of ..75%, based on the average daily net assets of each Fund. The Adviser will pay all expenses incurred by it in performing its services under the New Investment Advisory Agreement. The Advisor will not be liable for any expenses of the Trust.

Under the terms of the New Investment Advisory Agreement, the Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with its performance under the Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard by it of its obligations and duties under the Agreement.

If approved by shareholders, the New Investment Advisory Agreement will go into effect on or about the date of its approval by shareholders and will remain in effect for two (2) years, unless sooner terminated, and will continue in effect thereafter for successive one-year periods as long as such continuation is approved by each Fund annually by (i) the Board of Trustees of the Trust or by the vote of a majority of the outstanding voting securities of each Fund, and
(ii) the vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval. Independent Trustees refers to those Trustees who are not considered to be "interested persons" (as defined in the Investment Company Act of 1940, as amended ("1940 Act"), of a fund or its adviser, or underwriter (or their controlling companies).

Notwithstanding the foregoing, the New Investment Advisory Agreement may be terminated as to a particular Fund at any time on sixty days' written notice, without the payment of any penalty, by the Trust (by vote of the Trust's Board of Trustees or by vote of a majority of the outstanding voting securities of such Fund) or by the Adviser.

Current Investment Advisory Agreement and New Investment Advisory Agreement

The New Investment Advisory Agreement is substantially the same as the Current Investment Advisory Agreement with two material exceptions. The first exception relates to the management fee for the Capital Appreciation Fund. Under the New Investment Advisory Agreement, the management fee for the Capital Appreciation Fund will be reduced from 1.50% to 0.75% of the Fund's average daily net assets.

The second exception is that a provision has been included in the New Investment Advisory Agreement which would allow the Adviser to retain sub-advisers and to replace them at its discretion.

Upon shareholder approval of the New Investment Advisory Agreement, the Sub-Advisory Agreement between Dividend Growth Advisors and EPA with respect to the Rising Dividend Growth Fund and the Consulting Agreement between Congress Asset and EPA will be terminated.

Expense Limitation Agreement

There is currently in effect an Expense Limitation Agreement ("Current Expense Limitation Agreement") between the Trust and EPA under which EPA voluntarily waives fees and expenses of each Fund. Under the Current Expense Limitation Agreement, EPA voluntarily waives fees and reimburses expenses so that Total Annual Fund Expenses do not exceed 2.50% for Class A shares and 3.25% for Class C shares with respect to the Capital Appreciation Fund and 1.65% for Class A shares and 2.75% for Class C shares with respect to the Rising Dividend Growth Fund. This voluntary action by EPA may be discontinued at any time on 60 days' notice.

For the period ended September 30, 2004, EPA waived fees of $38,057 with respect to the Rising Dividend Growth Fund.

EPA is entitled to reimbursement of fees waived or remitted to a Fund. The total amount of reimbursement recoverable by EPA is the sum of all fees previously waived or remitted by EPA to a Fund during any of the previous three years, less any reimbursement previously paid by a Fund to EPA with respect to any waivers, reductions, and payments made with respect to a Fund. The total amount of recoverable reimbursements as of September 30, 2004 was $64,122, of which $60,647 had been recovered during the year then ended with respect to the Capital Appreciation Fund. The total amount of recoverable reimbursements as of September 30, 2004 was $38,057 with respect to the Rising Dividend Growth Fund.

Management of Dividend Growth Advisors has indicated that should shareholders approve the New Investment Advisory Agreement, it will enter into an Expense Limitation Agreement ("New Expense Limitation Agreement"). Under the New Expense Limitation Agreement, Dividend Growth Advisors will voluntarily waive fees and reimburse expenses so that Total Annual Fund Expenses do not exceed 1.65% for Class A shares and 2.75% for Class C shares of each Fund. This voluntary action by Dividend Growth Advisors may be discontinued at any time on 60 days' notice. The same provisions described above with respect to reimbursement of fees waived or remitted to a Fund will apply under the New Expense Limitation Agreement.

The Trust places most of its securities transactions through Investors Capital Corporation ("ICC"), an affiliate of EPA, and the former distributor of the Trust's shares.

For the fiscal year ended September 30, 2004, the Trust paid ICC brokerage commissions in the amount of $161,523 (which represents ___% of the Trust's aggregate brokerage commissions for the fiscal year). For the fiscal period ended September 30, 2004, the Trust paid Dividend Growth Advisors $11,318 for services rendered with respect to the Rising Dividend Growth Fund pursuant to the Fund's 12b-1 plan.


Board of Trustees' Approval of Proposed New Investment Advisory Agreement

The proposal to approve the New Investment Advisory Agreement and present it to shareholders for their approval was carefully considered by the Board of Trustees at an in-person Board meeting held on August 5, 2005. The meeting was attended by all of the Trustees of the Trust, including the Independent Trustees. At the meeting, the Board deliberated over the proposed new investment adviser to the Funds and the overall benefit to the Trust of approving a new investment adviser.

At the August 5, 2005 meeting, the Board was informed that the Adviser had never before acted as an investment adviser to a mutual fund. However, the Board was further informed that various management personnel of the Adviser had extensive mutual fund management experience. It was also noted to the Board that the Adviser currently serves as sub-adviser to the Rising Dividend Growth Fund. The Adviser informed the Board that the portfolio managers for the Rising Dividend Growth Fund will remain the same. Further, it was explained to the Board that it was the intention of the Adviser, if shareholders approve the New Investment Advisory Agreement, to retain all existing third party service providers to the Trust to assure continuity in the management of the Trust's operations.

Management of the Adviser informed the Board that the portfolio managers that manage the Rising Dividend Growth Fund will serve in the same capacity for the Capital Appreciation Fund (assuming shareholders approve the New Investment Advisory Agreement). The Adviser informed the Board that it is considering various options with respect to the future of the Capital Appreciation Fund. The Adviser noted the small asset size of the Fund and its lack of growth over its six-year history. The Adviser indicated that one possible solution which it was exploring was a future merger of the Capital Appreciation Fund into the Rising Dividend Growth Fund. The Board was informed by the Adviser that any such future action would be subject to Board approval, and in the case of a merger, shareholder approval as well.

Prior to and concurrent with the meeting, the Board received information relating to the New Investment Advisory Agreement and was given the opportunity to ask questions and request additional information from Dividend Growth Advisors. After full and deliberate consideration, the Board determined that the arrangements under the New Investment Advisory Agreement were reasonable and fair to the Funds and shareholders. Therefore, the Board voted unanimously to approve the New Investment Advisory Agreement, and submit the New Investment Advisory Agreements to the shareholders of each Fund for their approval.

INFORMATION RECEIVED BY THE BOARD OF TRUSTEES. In connection with the August 5, 2005 meeting, the Board of Trustees, including the Independent Trustees, received materials specifically relating to the New Investment Advisory
Agreement. With respect to the approval of the New Investment Advisory Agreement, these materials included: (1) Schedule of current investment advisory, sub-advisory, 12b-1 and shareholder servicing fees; (2) Materials analyzing each Fund's advisory fees, total expense ratios and performance as compared to comparable mutual funds and to industry averages; (3) A copy of Part II of Form ADV for Dividend Growth Advisors; (4) A copy of Dividend Growth Advisors' Code of Ethics; (5) Annual Report and Certification of Code of Ethics from Dividend Growth Advisors; (6) Balance Sheet and Income Statement of Dividend Growth Advisors; (7) Summary Report on Brokerage Execution; and (8) Assets currently under management and the types of other accounts managed by Dividend Growth Advisors. Members of management of Dividend Growth Advisors were present at the meeting to respond to questions from the Trustees.

In considering the New Investment Advisory Agreement, the Board of Trustees, including the Independent Trustees, did not identify any single factor as all-important or controlling, and the following summary does not detail all the matters considered. The Independent Trustees of the Board also met in executive session to deliberate on the merits of the proposal to retain Dividend Growth Advisors as the new investment adviser to the Funds of the Trust. Matters considered by the Board of Trustees, including the Independent Trustees, in connection with its approval of the New Investment Advisory Agreement included the following:

BENEFITS TO SHAREHOLDERS. The Board of Trustees, including the Independent Trustees, considered the benefits to shareholders of investing in the Funds.

PERFORMANCE. The Board of Trustees, including the Independent Trustees, reviewed each Fund's investment performance as well as the performance of a peer group of mutual funds, and the performance of an appropriate index.

THE ADVISER'S PERSONNEL AND METHODS. The Board of Trustees, including the Independent Trustees, reviewed the proposed management of each Fund's portfolio and the Fund's investment objective and discipline. The Board noted that the portfolio managers for the Rising Dividend Growth Fund would remain the same as currently. The Board acknowledged that there would be different portfolio managers for the Capital Appreciation Fund than currently but noted that the proposed portfolio managers were experienced equity managers and are the same individuals that manage the Rising Dividend Growth Fund.

NATURE AND QUALITY OF OTHER SERVICES. The Board of Trustees, including the Independent Trustees, considered the nature, quality, cost and extent of administrative and shareholder services to be performed by Dividend Growth Advisors under the New Investment Advisory Agreement. The Board of Trustees, including the Independent Trustees, also considered the nature and extent of Dividend Growth Advisors' intended supervision of third party service providers, principally the fund administrator, fund accounting services agent, transfer agent, dividend-paying agent and custodian. The Board took note of the fact that these service providers had substantial experience and that the Adviser had indicated that it had intended to retain these service providers.

EXPENSES. The Board of Trustees, including the Independent Trustees, considered the Funds' expense ratios, and expense ratios of peer groups of funds. The Board also considered the amount and nature of fees paid by shareholders. The Board noted the reduction in the advisory fees to be paid with respect to the Capital Appreciation Fund from 1.50% to .75%. In addition, the Board noted the recent reduction in the 12b-1 fee to be paid from .50% to .40% on an annual basis with respect to the Class A shares of the Rising Dividend Growth Fund. The Board also noted that the Adviser intends to further reduce this 12b-1 fee from .40% to ..25% at the time the Adviser becomes the new investment adviser to the Funds (assuming shareholder approval of Proposal 1). The Board also considered the proposed New Expense Limitation Agreement for each Fund, noting the expense cap reduction as a favorable development for shareholders.

PROFITABILITY. The Board of Trustees, including the Independent Trustees, considered the issue of Dividend Growth Advisors' profitability with respect to the management of the Fund. The Trustees concluded that it was premature to consider the issue of Dividend Growth Advisors' profitability given that until the Trust's Funds have grown in size, the Funds will be subsidized by the Adviser, as described above.

ECONOMIES OF SCALE. The Board of Trustees, including the Independent Trustees, determined that given the small asset size of the Funds, it was not relevant at this time to consider economies of scale as a factor in its considerations.

CONCLUSION. Based on its evaluation of all material factors, the Board of Trustees, including the Independent Trustees, voting separately, unanimously concluded that it was in the best interests of each Fund of the Trust and its shareholders to enter into the New Investment Advisory Agreement and to recommend approval of the New Investment Advisory Agreement to shareholders.

Required Vote. Passage of Proposal 1 as to each Fund requires a vote of the "majority of the outstanding voting securities" of the applicable Fund, as defined in the 1940 Act, which means the lesser of (i) 67% or more of the shares of the Fund entitled to vote thereon present in person or by proxy at the Special Meeting if holders of more than 50% of the outstanding shares of the Fund are present in person or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund.

                THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT
                    TRUSTEES, UNANIMOUSLY RECOMMENDS THAT THE
                       SHAREHOLDERS APPROVE THIS PROPOSAL.



                                 PROPOSAL NO. 2

    APPROVAL TO ENTER INTO AND MATERIALLY AMEND AGREEMENTS WITH SUB-ADVISERS
           ON BEHALF OF A FUND WITHOUT OBTAINING SHAREHOLDER APPROVAL


INTRODUCTION

As described above, if Proposal 1 is approved by the shareholders of each Fund, Dividend Growth Advisors will become the new investment adviser to each of the Funds of the Trust. The Capital Appreciation Fund currently has no sub-adviser. The Rising Dividend Growth Fund will have no sub-adviser should Dividend Growth Advisors be approved as the advisor to the Rising Dividend Growth Fund in that Dividend Growth Advisors would then be the adviser to the Fund and no longer the sub-adviser.

At a meeting of the Board of Trustees held on August 5, 2005, management of Dividend Growth Advisors indicated to the Board that, should it be approved by the shareholders as the adviser to the Funds, it had determined that it would be its preference to adopt a "multi-manager" arrangement for each of the Funds of the Trust and for any series of the Trust that may be created in the future.

The multi-manager arrangement which the Board approved at the meeting on August 5th would permit the Trust and Dividend Growth Advisors, should it be approved as the new investment adviser to each of the Funds of the Trust, to enter into, and materially amend, sub-advisory agreements with any sub-adviser retained in the future to manage the Funds without obtaining shareholder approval. In each instance, the Board would need to have concluded that any sub-advisory arrangements were in the best interests of the respective Fund's shareholders and to have approved any related sub-advisory agreements.

Before a multi-manager arrangement could ever go into effect for any Fund, the Trust would have to obtain the necessary exemptive relief in the form of an order ("Proposed Order") from the Securities and Exchange Commission ("SEC") or, alternatively, a proposed SEC rule on the subject ("Proposed Rule") would have to have been adopted. The Proposed Rule, if adopted in its current proposed form, would make it no longer necessary to obtain the exemptive relief described above. The shareholder approval being sought herein would have to be obtained under either the Proposed Rule or the Proposed Order before a fund could implement the multi-manager structure. The Proposed Order or the Proposed Rule would grant exemptive relief from the provisions of the 1940 Act and its rules, as discussed below.

The Board recommends that shareholders of each Fund approve this proposal. Approval by the Board, including by a majority of the Independent Trustees, will continue to be required before the Adviser enters into a new sub-advisory agreement with respect to any Fund or amends a sub-advisory agreement with respect to any Fund. However, if shareholders approve this proposal, a shareholder vote will not be required to approve sub-advisory agreements and material changes to them, and the shareholders of the Funds will to some extent be giving up their control of the Funds' operations.


HOW A MULTI-MANAGER ARRANGEMENT WOULD BENEFIT THE FUNDS

The Board believes that it is appropriate and in the best interests of each Fund's shareholders to provide Dividend Growth Advisors and the Board with maximum flexibility to recommend, supervise and evaluate sub-advisers without incurring the unnecessary delay or expense of obtaining shareholder approval. This process will allow each Fund to operate more efficiently. Currently, to appoint a sub-adviser or to materially amend a sub-advisory agreement, the Trust must call and hold a shareholder meeting of each affected Fund, create and distribute proxy materials, and solicit proxy votes from the Fund's shareholders. Further, if a sub-adviser is acquired, the Trust currently must seek approval of a new sub-advisory agreement from shareholders of the affected Funds, even where there will be no change in the persons managing the Funds. This process is time-consuming and costly, and the costs are generally borne entirely by the respective Fund with a consequent reduction in shareholder investment return. Without the delay inherent in holding a shareholder meeting, Dividend Growth Advisors and the Board would be able to act more quickly and with less expense to appoint a sub-adviser when the Board and Dividend Growth Advisors believe that the appointment would benefit a Fund.

If Proposal 1 is approved by each Fund, Dividend Growth Advisors in its capacity as investment adviser to each Fund, would oversee and monitor the performance of any Fund's sub-adviser. Dividend Growth Advisors would also be responsible for determining whether to recommend to the Board that a particular sub-advisory agreement be entered into or terminated. A determination of whether to recommend the termination of a sub-advisory agreement would depend on a number of factors, including, but not limited to, a sub-adviser's performance record while managing a Fund.

By investing in a Fund, shareholders in effect hire Dividend Growth Advisors to manage that Fund's assets directly or to hire an external sub-adviser under Dividend Growth Advisors' supervision. Accordingly, the Board believes that shareholders expect that Dividend Growth Advisors and the Board will take responsibility for overseeing a Fund's sub-advisers and for recommending their hiring, termination and replacement. As described in Proposal 1, the New Investment Advisory Agreement contains a section providing for the retention of sub-advisers and for the ability of the adviser to hire and fire such sub-advisers without obtaining shareholder approval. Thus, should Proposal 1 be approved, in light of the contractual arrangements under which Dividend Growth Advisors would be engaged as an investment adviser, the Board believes that it is appropriate to allow the recommendation, supervision and evaluation of sub-advisers to be conducted by Dividend Growth Advisors. If this proposal is approved, the shareholders will have less control over the Funds. However, the Board also believes that this approach would be consistent with shareholders' expectations that Dividend Growth Advisors will use its expertise to recommend to the Board qualified candidates to serve as sub-advisers.

The Board will continue to oversee the sub-advisory selection and engagement process. The Board, including a majority of the Independent Trustees, will continue to evaluate and consider for approval all new or amended sub-advisory agreements. In addition, under the 1940 Act and the terms of any sub-advisory agreements, the Board, including a majority of the Independent Trustees, will be required to annually review and consider for renewal each of these agreements after an initial term. Upon entering into, renewing or amending a sub-advisory agreement, Dividend Growth Advisors and the sub-adviser have a legal duty to provide to the Board information on pertinent factors.

Shareholder approval of this proposal will not result in an increase or decrease in the total amount of investment advisory fees paid by the Funds to Dividend Growth Advisors. If Dividend Growth Advisors determines to engage sub-advisers and to enter into sub-advisory agreements, Dividend Growth Advisors will negotiate fees with these sub-advisers. The fees paid to Dividend Growth Advisors and any sub-adviser by the Funds will be considered by the Board in approving and renewing the advisory and sub-advisory agreements. Any increase in the total fees paid by a Fund to Dividend Growth Advisors and any sub-advisers to the Fund in excess of the total previously approved by shareholders would continue to require shareholder approval.

THE TERMS OF THE PROPOSED SEC ORDER AND THE PROPOSED RULE

If the Board of Trustees and Dividend Growth Advisors determine to adopt the multi-manager structure for the Funds and any future series of the Trust, the Trust and Dividend Growth Advisors will have to file an application with the SEC requesting an order for relief from the provisions of Section 15(a) of the 1940 Act and Rule 18f-2 thereunder. These provisions of the 1940 Act require that shareholders approve advisory agreements, including the sub-advisory agreements on behalf of a Fund, and any material amendments to such agreements.

On October 23, 2003, the SEC issued the Proposed Rule with respect to certain sub-advisory contracts that would grant relief similar to the relief that would be provided by the Proposed Order. Assuming that shareholders of the Funds have approved this Proposal 2, if the Proposed Rule is adopted prior to the time that the Board of Trustees and Dividend Growth Advisors have determined to enter into sub-advisory arrangements for a Fund and activate the multi-manager structure for a Fund, the Funds and Dividend Growth Advisors anticipate relying on its terms and conditions. Thus, if shareholders approve this proposal, Dividend Growth Advisors and the Trust would be authorized to evaluate, select and retain new sub-advisers for the Funds, or materially amend an existing sub-advisory agreement, without obtaining further approval of the affected Fund's shareholders.

Under the terms of either the Proposed Order or Proposed Rule, the Trust and Dividend Growth Advisors would most likely be subject to several conditions imposed by the SEC. For instance, as requested in this proposal, shareholder approval is required before Dividend Growth Advisors and the Trust may implement the arrangement described above permitting them to enter into and materially amend sub-advisory agreements. Furthermore, within 90 days of a change to a Fund's sub-advisory agreement, the Trust must provide the affected Fund's shareholders with an information statement that contains information about the sub-adviser, the sub-advisory agreement, and the sub-advisory fee. Another condition would require that a majority of the Board consist of Independent Trustees and that the nomination of new or additional Independent Trustees be at the discretion of the then existing Independent Trustees. Any order issued by the SEC or any final rule, however, may differ from the general terms and conditions described above.

Another condition of the Proposed Order and Proposed Rule is that shareholder approval will still need to be obtained of a sub-advisory agreement with a sub-adviser that is an "affiliated person," as defined in Section 2(a)(3) of the 1940 Act, of the Trust or of Dividend Growth Advisors ("Affiliated Subadviser"). However, the Funds and Dividend Growth Advisors may in the future seek SEC exemptive relief (or rely on relief obtained by an affiliate or on any further SEC rule), which would permit Dividend Growth Advisors and the Trust to enter into new, or to materially amend, sub-advisory agreements with affiliated sub-advisers without obtaining shareholder approval. By approving this proposal, shareholders are also approving the multi-manager arrangement for any affiliated sub-adviser of Dividend Growth Advisors, subject to necessary regulatory relief.

                THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT
                    TRUSTEES, UNANIMOUSLY RECOMMENDS THAT THE
                       SHAREHOLDERS APPROVE THIS PROPOSAL.


                                 PROPOSAL NO. 3

                                 OTHER BUSINESS

The Trustees do not know of any business to be presented at the Special Meeting other than those matters described in this Proxy Statement. If any other matter requiring a vote of shareholders should properly come before the Special Meeting, including any question as to an adjournment or postponement of the Special Meeting, the persons named on the enclosed proxy card will vote on such matters according to their best judgment in the interests of shareholders.


                             ADDITIONAL INFORMATION

Management of the Trust and Service Providers. Eastern Point Advisors, Inc., 230 Broadway East, Lynnfield, MA 01940, serves as the Trust's investment advisor. Dividend Growth Advisors, LLC, 108 Traders Cross, Suite 105, Bluffton, SC 29910, serves as the sub-advisor to the Rising Dividend Growth Fund. Unified Fund Services, Inc., 431 North Pennsylvania Street, Indianapolis, IN 46204 ("Unified"), acts as the Trust's transfer agent and dividend and distribution disbursing agent. Unified also provides the Trust with fund accounting services and administrative services. Unified Financial Securities, Inc. is the distributor of the Trust shares.

Quorum and Required Vote. Under the Trust's Trust Instrument, one-third of the outstanding shares of the Trust, entitled to vote in person or by proxy, will constitute a quorum at the Special Meeting. Proxies returned for shares that represent "broker non-votes" (i.e., shares held by brokers or nominees as to which: (i) instructions have not been received from the beneficial owners or persons entitled to vote; and (ii) the broker or nominee does not have discretionary voting power on a particular matter), and shares whose proxies reflect an abstention on any item are all counted as shares present and entitled to vote for purposes of determining whether the required quorum of shares exists. With respect to Proposals 1 and 2, abstentions and broker non-votes will not count towards the number of votes in favor of Proposals 1 and 2 and will have the effect of a vote against the Proposals. With respect to adjournments, abstentions and broker non-votes will have the effect of a vote against adjournment.

The votes required to approve any proposal are as follows. Approval of Proposals 1 and 2 requires a vote of the "majority of the outstanding voting securities" of the applicable Fund, as defined in the 1940 Act, which means the lesser of
(i) 67% or more of the shares entitled to vote thereon present in person or by proxy at the Special meeting if holders of more than 50% of the outstanding shares are present in person or represented by proxy, or (ii) more than 50% of the outstanding shares. If shareholders of a Fund should fail to approve the New Investment Advisory Agreement for their Fund, the Board of Trustees will meet to consider appropriate action.

Additional  Voting  Information.  Shares  entitled  to be voted  at the  Special
Meeting and at any adjournments thereof are those full and fractional shares owned by shareholders of record as of the Record Date. All shares of the Trust will vote together as a single class on each proposal, and shareholders are entitled to one vote per share (and a fractional vote for any fractional share) on all proposals.

If your Proxy is properly signed, dated and returned in time to be voted at the Special Meeting, the Shares represented by it that you still hold will be voted as you have instructed. If you sign, date and return the proxy card but give no voting instructions, your shares will be voted "FOR" each of the Trustee Nominees named in the Proxy Statement; "FOR" the ratification of the selection of Briggs, Bunting & Dougherty, LLP as the Independent Registered Public Accounting Firm for the fiscal year ending September 30, 2005; and to "GRANT" discretionary authority to the persons named in the Proxy card as to any other matters that properly may come before the Special Meeting and at any adjournments thereof.

At any meeting of shareholders, any holder of shares as of the Record Date entitled to vote may vote by Proxy, provided that no Proxy shall be voted at any meeting unless it shall have been placed on file with the Secretary, for the verification prior to the time at which such vote shall be taken.

Solicitation of Proxies. The principal method used to solicit proxies will be by mail, but also may include telephone or facsimile solicitations. If you wish to vote via the Internet or over the telephone, instructions about how to do so are contained in the proxy materials that accompany this Notice. In addition to solicitations by mail, some of the executive officers and employees of the Trust, the Trust's advisor and sub-advisor and any affiliates, without extra compensation, may conduct additional solicitations by telephone, personal interviews and other means. In addition, solicitation of proxies may be solicited by telephone and personal contact through ____________ or its agents. [Dividend Growth Advisors] engaged ______________, an independent proxy solicitation firm, to assist in soliciting proxies. It is anticipated that ________ will be paid approximately $__________ by [Dividend Growth Advisors] for its services with respect to the Funds. [The contractual arrangement between [Dividend Growth Advisors] and ___________ includes a flat fee plus per use fees for outbound and inbound telephone calls, votes made by telephone and other expenses, like postage. The fees that [Dividend Growth Advisors] will pay may fall as low as $______, depending upon how many outbound telephone calls
______________ makes.] The cost of preparing, printing and mailing the Notice, Proxy Statement and accompanying Proxy card, and all other costs in connection with the solicitation of proxies will be paid for by ___________ and/or by an affiliate thereof. ___________ and/or an affiliate thereof will reimburse brokerage firms and others for their expenses in forwarding proxy material to the beneficial owners and soliciting them to execute proxies.

Record Date Information. The Record Date for determining shareholders entitled to notice of, and to vote at, the Special Meeting and at any adjournments thereof has been fixed at the close of business on August 12, 2005. As of the Record Date, the following numbers of shares were outstanding for each Fund of the Trust:


------------------------------------------------------------ --------------------------------------------------------
                         Fund Name                                             Outstanding Shares
------------------------------------------------------------ --------------------------------------------------------
------------------------------------------------------------ --------------------------------------------------------

Capital Appreciation Fund                                          Class A - ____________
                                                                   Class C - ____________

------------------------------------------------------------ --------------------------------------------------------
------------------------------------------------------------ --------------------------------------------------------
Rising Dividend Growth Fund                                        Class A - ____________
                                                                   Class C - ____________
------------------------------------------------------------ --------------------------------------------------------
------------------------------------------------------------ --------------------------------------------------------

Principal Shareholders. To the knowledge of the Trust management, as of the Record Date, the entities shown in the chart below held beneficially or of record more than 5% of each Fund's outstanding shares. Unless otherwise indicated, each individual owner has sole investment and voting power (or shares owned jointly) with respect to the shares owned. In addition, to the knowledge of management, as of the Record Date, no Trustee owned 1% or more of the outstanding shares of the Trust, and the officers and the Trustees owned, as a group, less than 1% of the Trust's outstanding shares.


--------------------------------------------- ----------------------- ----------------------
Name of Shareholder        Address                Fund                   Percentage Held
--------------------       ------------------     ---------------------  -----------------









--------------------------------------------- ----------------------- ---------------------

Shareholder Proposals. The Trust is not required to, and does not hold regular shareholder meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders meeting should send their written proposals to the Secretary of the Trust at the address set forth on the cover of this Proxy Statement. Shareholder proposals must be received in a reasonable time prior to the date of a meeting of shareholders to be considered for inclusion in the proxy materials for a meeting. Timely submission of a proposal does not, however, necessarily mean that the proposal will be included.

Whether or not you expect to attend the shareholder meeting, please complete, date and sign the Proxy card and mail it promptly in the enclosed envelope to assure representation of your shares (unless you are voting by telephone or through the Internet).

                                    By Order of the Board of Trustees,


                                    William Allin
                                    Secretary


August 31, 2005
Bluffton, South Carolina



                                    EXHIBIT A

                      CURRENT INVESTMENT ADVISORY AGREEMENT


         This Investment Advisory Agreement made as of the 23rd day of September, 1999, by and between Investors Capital Funds, a Delaware business trust (hereinafter called the "Trust"), on behalf of each series of the Trust listed in Schedule A hereto, as such may be amended from time to time (hereinafter referred to individually as a "Fund" and collectively as the "Funds") and Eastern Point Advisors, Inc. a Massachusetts Corporation (hereinafter called the "Advisor").

         WHEREAS, the Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"); and

         WHEREAS, the Advisor is registered as an investment advisor under the Investment Advisors Act of 1940, as amended;

         WHEREAS, the Trust desires to retain the Advisor to render investment advisory services to the Funds pursuant to the terms and provisions of this Agreement, and the Advisor is interested in furnishing said services;

         NOW, THEREFORE, in consideration of the mutual agreements and covenants contained in this Agreement, the parties hereto agree as follows:

         1. Appointment. The Trust hereby appoints the Advisor to act as investment advisor to the Funds for the period and on the terms and subject to the conditions set forth in this Agreement. The Advisor accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided. Additional investment portfolios may from time to time be added to those covered by this Agreement by the parties executing a new Schedule A that shall become effective upon its execution and shall supersede any Schedule A having an earlier date.

         2. Investment Advisory Services: Subject to the supervision of the Trust's Trustees (the "Trustees"), the Advisor shall provide a continuous investment program for each of the Funds, including investment, research and management with respect to all securities and investments and cash equivalents in the Funds. The Advisor shall determine from time to time what securities and other investments will be purchased, retained or sold by the Trust with respect to the Funds. The Advisor shall provide the services under this Agreement in accordance with each of the Fund's investment objectives, policies, and restrictions as stated in such Fund's most current Prospectus and Statement of Additional Information, including all amendments or supplements thereto, and in such resolutions of the Trustees as may be adopted from time to time. The Advisor further agrees that it:

        (a) will use the same skill and care in providing such services as it uses in providing services to any fiduciary accounts for which it has investment responsibilities;

        (b) will conform with all applicable rules and regulations of the U.S. Securities and Exchange Commission (the "Commission") and, in addition, will conduct its activities under this Agreement in accordance with any applicable regulations of any governmental authority pertaining to the investment advisory activities of the Advisor;

        (c) will place orders pursuant to its investment determinations for the Funds either directly with the issuer or with any broker or dealer, including the Advisor. In placing orders with brokers and dealers, the Advisor will attempt to obtain and is hereby directed to obtain prompt execution of orders in an effective manner at the most favorable price. Consistent with this obligation, the Advisor may, in its discretion, purchase and sell portfolio securities to and from brokers and dealers who provide the Advisor with brokerage and research services (within the meaning of Section 28(e) of the Securities Exchange Act of 1934). Subject to the review of the Trustees from time to time with respect to the extent and continuation of this policy, the Advisor is authorized to pay a broker or dealer who provides such brokerage and research services a commission for effecting a securities transaction for any of the Funds which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Advisor determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Advisor with respect to the accounts as to which it exercises investment discretion. On occasions when the Advisor deems the purchase or sale of a security to be in the best interest of one or more of the Funds as well as of other clients, the Advisor, to the extent permitted by applicable laws and regulations, may aggregate the securities to be so purchased or sold in order to obtain the most favorable price or lower brokerage commissions and the most efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Advisor in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Funds and to such other clients. In placing orders with the Advisor for the Trust, the Advisor will comply with the procedures adopted by the Trust pursuant to Rule 17e-1 under the 1940 Act.

        (d) will maintain, or cause the Custodian to maintain, all books and records with respect to the securities transactions executed for the Funds; and

        (e) will furnish the Trust's Board of Trustees such periodic and special reports with respect to each Fund's investment activities as the Trustees may reasonably request; and

        (f) will advise and assist the officers of the Trust in taking such actions as may be necessary or appropriate to carry out the decisions of the Trustees and of the appropriate committees of the Trustees regarding the conduct of the business of the Funds.

         3. Expenses. During the term of this Agreement, the Advisor will pay all expenses incurred by it in performing its services under this Agreement. The Advisor shall not be liable for any expenses of the Trust, including without limitation (a) its interest and taxes, (b) brokerage commissions and other costs in connection with the purchase or sale of securities or other investment instruments with respect to the Trust and (c) custodian fees and expenses.

         4. Compensation. For the services provided and the expenses assumed pursuant to this Agreement, each of the Funds will pay the Advisor and the Advisor will accept as full compensation therefor a fee set forth on Schedule A hereto. The obligation to pay the fee to the Advisor will begin as of the respective dates of the initial sale of shares in the Funds, including any shares sold or exchanged in connection with a merger, consolidation or reorganization involving one or more of the Funds. Such fee shall be paid monthly based upon each respective Fund's average daily net assets calculated in the manner provided in the Prospectus and Statement of Additional Information then in effect.

         The fee shall be accrued daily by each Fund and paid to the Advisor within five (5) business days after the end of each calendar month. If this Agreement is terminated before the end of any month, the fee to the Advisor shall be prorated for the portion of any month in which this Agreement is in effect and shall be payable within ten (10) days after the date of termination.

         5. Limitation of Liability. The Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the performance of this Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

         6. Duration and Termination. This Agreement shall become effective at the time the Trust's initial Registration Statement under the Securities Act of 1933 with respect to the shares of the Trust is declared effective by the Commission and shall remain in effect for a period of two (2) year, unless sooner terminated as hereinafter provided. This Agreement shall continue in effect thereafter for successive one year periods so long as such continuation is approved for each Fund at least annually by (i) the Board of Trustees of the Trust or by the vote of a majority of the outstanding voting securities of each Fund, and (ii) the vote of a majority of the disinterested Trustees, cast in person at a meeting called for the purpose of voting on such approval.

         Notwithstanding the foregoing, this Agreement may be terminated as to a particular Fund at any time on sixty days' written notice, without the payment of any penalty, by the Trust (by vote of the Trust's Board of Trustees or by vote of a majority of the outstanding voting securities of such Fund) or by the Advisor. This Agreement will automatically terminate in the event of its assignment. Any notice under this Agreement shall be given in writing, addressed and delivered or mailed to the other party at the principal office of such party.

         As used in this Agreement, the terms "majority of the outstanding voting securities," "interested persons" and "assignment" shall have the same meanings as ascribed to such terms in the 1940 Act.

         7. Advisor's Representations. The Advisor hereby represents and warrants that it is willing and possesses all requisite legal authority to provide the services contemplated by this Agreement without violation of applicable laws and regulations.

         8. Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

         9. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected there by. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and shall be governed by the laws of the Commonwealth of Massachusetts.

         IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.


                                    INVESTORS CAPITAL FUNDS

                                    By:           /s/ Theodore E. Charles
                                                  -----------------------
                                    Name:             Theodore E. Charles
                                    Title:            President



                                    EASTERN POINT ADVISORS, INC.


                                    By:           /s/  Timothy B. Murphy
                                                  -----------------------
                                    Name:              Timothy B. Murphy
                                    Title:             President




                          INVESTMENT ADVISORY AGREEMENT
                                     between
                       EASTERN POINT ADVISORS FUNDS TRUST
                                       and
                          EASTERN POINT ADVISORS, INC.





Name of Fund                                          Compensation*
----------------------------                          ----------------------------------------

Eastern Point Advisors Twenty Fund                    1.50% of the average daily net assets
                                                      of the Fund

Rising Dividend Growth Fund                           .75% of the average daily net assets
                                                      of the Fund



*all fees are computed and paid monthly



EASTERN POINT ADVISORS FUNDS TRUST                   EASTERN POINT ADVISORS, INC.

By: /s/THEODORE E. CHARLES                           By: /s/TIMOTHY B. MURPHY
    -----------------------------------                  -------------------------------
Name: Theodore E. Charles                            Name: Timothy B. Murphy

Title: Chairman/CEO                                  Title: President





                                    EXHIBIT B

                        NEW INVESTMENT ADVISORY AGREEMENT

This Investment Advisory Agreement made as of the _____ day of __________, 2005, by and between Eastern Point Advisors Funds Trust, a Delaware business trust (hereinafter called the "Trust"), on behalf of each series of the Trust listed in Schedule A hereto, as such may be amended from time to time (hereinafter referred to individually as a "Fund" and collectively as the "Funds") and Dividend Growth Advisors, LLC, a South Carolina limited liability company (hereinafter called the "Advisor").

WHEREAS, the Trust is registered as an open and management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"); and

WHEREAS, the Advisor is registered as an investment advisor under the Investment Advisers Act of 1940, as amended;

WHEREAS, the Trust desires to retain the Advisor to render investment advisory services to the Funds pursuant to the terms and provisions of this Agreement, and the Advisor is interested in furnishing said services;

NOW, THEREFORE, in consideration of the mutual agreements and covenants contained in this Agreement, the parties hereto agree as follows:

1. Appointment. The Trust hereby appoints the Advisor to act as investment advisor to the Funds for the period and on the terms and subject to the conditions set forth in this Agreement. The Advisor accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided. Additional investment portfolios may from time to time be added to those covered by this Agreement by the parties executing a new Schedule A that shall become effective upon its execution and shall supersede any Schedule A having an earlier date.

2. Investment Advisory Services. Subject to the supervision of the Trust's Trustees (the "Trustees"), the Advisor shall provide a continuous investment program for each of the Funds, including investment, research and management with respect to all securities and investments and cash equivalents in the Funds. The Advisor shall determine from time to time what securities and other investments will be purchased, retained or sold by the Trust with respect to the Funds. The Advisor shall provide the services under this Agreement in accordance with each of the Fund's investment objectives, policies, and restrictions as stated in such Fund's most current Prospectus and Statement of Additional Information, including all amendments or supplements thereto, and in such resolutions of the Trustees as may be adopted from time to time. The Advisor further agrees that it:

(a) will use the same skill and care in providing such services as it uses in providing services to any fiduciary accounts for which it has investment responsibilities;

(b) will conform with all applicable rules and regulations of the U.S. Securities and Exchange Commission (the "Commission") and, in addition, will conduct its activities under this Agreement in accordance with any applicable regulations of any governmental authority pertaining to the investment advisory activities of the Advisor;

(c) will place orders pursuant to its investment determinations for the Funds either directly with the issuer or with any broker or dealer, including the Advisor. In placing orders with brokers and dealers, the Advisor will attempt to obtain and is hereby directed to obtain prompt execution of orders in an effective manner at the most favorable price. Consistent with this obligation, the Advisor may, in its discretion, purchase and sell portfolio securities to and from brokers and dealers who provide the Advisor with brokerage and research services (within the meaning of Section 28(e) of the Securities Exchange Act of 1934). Subject to the review of the Trustees from time to time with respect to the extent and continuation of this policy, the Advisor is authorized to pay a broker or dealer who provides such brokerage and research services a commission for effecting a securities transaction for any of the Funds which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Advisor determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Advisor with respect to the accounts as to which it exercises investment discretion. On occasions when the Advisor deems the purchase or sale of a security to be in the best interest of one or more of the Funds as well as of other clients, the Advisor, to the extent permitted by applicable laws and regulations, may aggregate the securities to be so purchased or sold in order to obtain the most favorable price or lower brokerage commissions and tie most efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Advisor in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Funds and to such other clients. In placing orders with the Advisor for the Trust, the Advisor will comply with the procedures adopted by the Trust pursuant to Rule 1 7e- 1 under the 1940 Act.

(d) will maintain, or cause the Custodian to maintain, all books and records with respect to the securities transactions executed for the Funds; and

(e) will furnish the Trust's Board of Trustees such periodic and special reports with respect to each Fund's investment activities as the Trustees may reasonably request; and

(f) will advise and assist the officers of the Trust in taking such actions as may be necessary or appropriate to carry out the decisions of the Trustees and of the appropriate committees of the Trustees regarding the conduct of the business of the Funds.

3. Sub-Advisers. The Advisor is authorized, with respect to any one or more Funds, to delegate any or all of its rights, duties and obligations under this Agreement (subject in any event to all of the limitations, terms and conditions applicable to the Advisor hereunder) to one or more sub-advisers, and may enter into agreements with sub-advisers, and may replace any such sub-advisers from time to time in its discretion, in accordance with the 1940 Act, the Investment Advisers Act of 1940, as amended (the "Advisers Act"), and rules and regulations thereunder, as such statutes, rules and regulations are amended from time to time or are interpreted from time to time by the staff of the Securities and Exchange Commission (the "SEC"), and if applicable, exemptive orders for similar relief granted by the SEC, upon receipt of approval of such sub-advisers by the Trust's Board of Trustees and by each affected Fund's shareholders (unless any such approval is not required by such statutes, rules, regulations, interpretations, orders or similar relief). The Advisor shall oversee the performance of any sub-adviser engaged hereunder. However, the Advisor shall not be accountable to the Trust or to any Fund for any loss or liability relating to specific investment decisions made solely by any sub-adviser.

4. Expenses. During the term of this Agreement, the Advisor will pay all expenses incurred by it in performing its services under this Agreement. The Advisor shall not be liable for any expenses of the Trust, including without limitation: (a) its interest and taxes, (b) brokerage commissions and other costs in connection with the purchase or sale of securities or other investment instruments with respect to the Trust and (c) custodian fees and expenses.

5. Compensation. For the services provided and the expenses assumed pursuant to this Agreement, each of the Funds will pay the Advisor and the Advisor will accept as full compensation therefore a fee set forth on Schedule A hereto. The obligation to pay the fee to the Advisor will begin as of the respective dates of the initial sale of shares in the Funds, including any shares sold or exchanged in connection with a merger, consolidation or reorganization involving one or more of the Funds. Such fee shall be paid monthly based upon each respective Fund's average daily net assets calculated in the manner provided in the Prospectus and Statement of Additional Information then in effect.

The fee shall be accrued daily by each Fund and paid to the Advisor within five
(5) business days after the end of each calendar month. If this Agreement is terminated before the end of any month, the fee to the Advisor shall be prorated for the portion of any month in which this Agreement is in effect and shall be payable within ten (10) days after the date of termination.

6. Limitation of Liability. The Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the performance of this Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

7. Duration and Termination. This Agreement shall become effective at the time the Trust's initial Registration Statement under the Securities Act of 1933 with respect to the shares of the Trust is declared effective by the Commission and shall remain in effect for a period of two (2) years, unless sooner terminated as hereinafter provided. This Agreement shall continue in effect thereafter for successive one year periods so long as such continuation is approved for each Fund at least annually by (i) the Board of Trustees of the Trust or by the vote of a majority of the outstanding voting securities of each Fund, and (ii) the vote of a majority of the disinterested Trustees, cast in person at a meeting called for the purpose of voting on such approval.

Notwithstanding the foregoing, this Agreement may be terminated as to a particular Fund at any time on sixty days' written notice, without the payment of any penalty, by the Trust (by vote of the Trust's Board of Trustees or by vote of a majority of the outstanding voting securities of such Fund) or by the Advisor. This Agreement will automatically terminate in the event of its assignment. Any notice under this Agreement shall be given in writing, addressed and delivered or mailed to the other party at the principal office of such party.

As used in this Agreement, the terms "majority of the outstanding voting securities," "interested persons" and "assignment" shall have the same meanings as ascribed to such terms in the 1940 Act.

8. Advisor's Representations. The Advisor hereby represents and warrants that it is willing and possesses all requisite legal authority to provide the services contemplated by this Agreement without violation of applicable laws and regulations.

9. Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

10. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and shall be governed by the laws of the State of Delaware.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.



                          EASTERN POINT ADVISORS FUNDS TRUST

                          By:
                             ---------------------------------------------------

                          Name:
                               -------------------------------------------------

                          Title:
                                ------------------------------------------------



                          DIVIDEND GROWTH ADVISORS, LLC

                          By:
                             ---------------------------------------------------

                          Name:
                               -------------------------------------------------

                          Title:
                                ------------------------------------------------



                          INVESTMENT ADVISORY AGREEMENT
                                     between
                       EASTERN POINT ADVISORS FUNDS TRUST
                                       and
                          DIVIDEND GROWTH ADVISORS, LLC



Name of Fund                                         Compensation*

Rising Dividend Growth Fund                          .75% of the average daily net assets of the
                                                                            Fund

Capital Appreciation Fund                            .75% of the average daily net assets of the
                                                                            Fund
* all fees are computed and paid monthly.



EASTERN POINT ADVISORS                                        DIVIDEND GROWTH ADVISORS, LLC
FUNDS TRUST

By:                                                           By:
   --------------------------------------------------            --------------------------------------------------

Name:                                                         Name:
     ------------------------------------------------              ------------------------------------------------

Title:                                                        Title:
      -----------------------------------------------               -----------------------------------------------




                       EASTERN POINT ADVISORS FUNDS TRUST

                            Capital Appreciation Fund
                           Rising Dividend Growth Fund

                 SPECIAL MEETING OF SHAREHOLDERS, OCTOBER 18, 2005

                 PROXY SOLICITED ON BEHALF OF BOARD OF TRUSTEES


The undersigned hereby revokes all previous proxies for his or her shares and appoints _______________ and _______________ and each of them, proxies of the undersigned with full power of substitution to vote all shares of Eastern Point Advisors Funds Trust ("Trust") that the undersigned is entitled to vote at the Special Meeting of Shareholders, including any adjournments thereof (the "Meeting"), to be held at the offices of Dividend Growth Advisors, LLC, the Trust's proposed new investment adviser, at 108 Traders Cross, Suite 105, Bluffton, SC 29910, on October 18, 2005, at 10:00 a.m., local time.


WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF YOU SIGN, DATE AND RETURN THE PROXY CARD BUT GIVE NO VOTING INSTRUCTIONS, THESE SHARES WILL BE VOTED "FOR" THE APPROVAL OF A NEW INVESTMENT ADVISORY AGREEMENT AND "FOR" THE APPROVAL OF A MULTI-MANAGER STRUCTURE FOR THE TRUST; AND TO "GRANT" DISCRETIONARY AUTHORITY TO THE PERSONS NAMED IN THE PROXY CARD AS TO ANY OTHER MATTERS THAT PROPERLY MAY COME BEFORE THE SPECIAL MEETING AND AT ANY ADJOURNMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF SPECIAL MEETING AND PROXY STATEMENT.

        PLEASE VOTE, DATE, AND SIGN ON OTHER SIDE AND RETURN PROMPTLY IN
                             THE ENCLOSED ENVELOPE.

                                  To vote by Internet

                                  1) Read the Proxy Statement and have the proxy
                                     card below at hand.
                                  2) Go to Website www._________.com
                                  3) Follow the instructions provided on the
                                     website.

                                  To vote by Telephone

                                  1) Read the Proxy Statement and have the proxy
                                     card below at hand.
                                  2) Call 1-800-___-_____
                                  3) Follow the instructions.

                                 To vote by Mail

                                  1) Read the Proxy Statement.
                                  2) Check the appropriate boxes on the proxy
                                     card below.
                                  3) Sign and date the proxy card.
                                  4) Return the proxy card in the envelope
                                     provided.


                       THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

EASTERN POINT ADVISORS FUNDS TRUST


                                                                        FOR         AGAINST      ABSTAIN
                                                                      ------       -------      ---------

1.   To approve a new investment advisory agreement                     [   ]         [   ]        [   ]
     between Dividend Growth Advisors, LLC and
     each Fund of the Trust.

2.   To approve a multi-manager structure for
     each Fund of the Trust.                                            [   ]         [   ]        [   ]


3.   To transact such other business as may properly come before the Special
     Meeting and any adjournments thereof.


THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE "FOR" PROPOSALS 1 AND 2.

Please sign this proxy exactly as your name appears on the books of the Trust. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.


-----------------------------------------------              ----------------------------------------------
Signature [PLEASE SIGN WITHIN BOX]      Date                 Signature (Joint Owners)               Date